Exhibit 10.50

                           GENERAL SECURITY AGREEMENT


            General Security Agreement dated ____________, 2004, made by Molecular Diagnostics, Inc. a Delaware corporation ("Debtor") having an office at __________________________, in favor of the parties listed on Schedule B attached hereto (the "Secured Parties").

            Debtor hereby agrees in favor of Secured Parties as follows:

            1.  In  consideration  for  loans  made  or to  be  made  to  Debtor substantially for the benefit of Debtor by Secured Parties, evidenced by the Promissory Notes of Debtor in the principal amounts set forth on Schedule B hereto, payable to the order of Secured Parties (such notes, as amended, modified, supplemented, replaced or substituted from time to time, being herein referred to as the "Notes"), Debtor hereby grants to Secured Parties a continuing security interest in, lien upon and a right of setoff against, and Debtor hereby assigns to Secured Parties, all of Debtor's right, title and interest in and to the Collateral described in Section 2, to secure the full and prompt payment, performance and observance of all present and future indebtedness, obligations, liabilities and agreements of any kind of Debtor to Secured Parties arising under or in connection with the Notes, which is existing now or hereafter (all of the foregoing being herein referred to as the "Obligations").

            2. The Collateral is described on Schedule A annexed hereto as part hereof and on any separate schedule(s) identified as Collateral at any time or from time to time furnished by Debtor to Secured Parties (all of which are hereby deemed part of this Security Agreement) and includes claims of Debtor against third parties for loss or damage to or destruction of any Collateral.

            3. Debtor hereby warrants, represents, covenants and agrees (as of the date hereof and so long as any Obligation remains outstanding) that: (a) the chief executive office and other places of business of Debtor, the books and records relating to the Collateral (except for such records as are in the possession or control of Secured Parties) and the Collateral are located at the address set forth below and Debtor will not change any of the same, or merge or consolidate with any person or change its name or conduct its business under any trade, assumed or fictitious name, without prior written notice to and consent of Secured Parties; (b) the Collateral is and will be used in the business of Debtor and not for personal, family, household or farming use; (c) the Collateral is now, and at all times will be, owned by Debtor free and clear of all liens, security interests, claims and encumbrances, except as are created by this Security

Agreement and those that are set forth on Schedule C; (d) Debtor will not abandon or assign, sell, lease, transfer or otherwise dispose of, other than in the ordinary course of Debtor's business, nor will Debtor suffer or permit any of the same to occur with respect to, any Collateral, without prior written notice to and consent of a designated representative of the Secured Parties; (e) Debtor will make payment or will provide for the payment, when due, of all taxes, assessments or contributions or other public or private charges which have been or may be levied or assessed against Debtor, whether with respect to the Collateral, to any wages or salaries paid by Debtor, or otherwise, will deliver to Secured Parties, on demand, certificates or other evidence satisfactory to Secured Parties attesting thereto and shall cause Debtor's subsidiaries to take any such action as described under this section 3(e); (f) Debtor will use the Collateral for lawful purposes only, with all reasonable care and caution and in conformity in all material respects with all applicable laws, ordinances and regulations; (g) Debtor will, at Debtor's sole cost and expense, keep the Collateral in good order, repair, running condition and in substantially the same condition as on the date hereof, reasonable wear and tear excepted, and Debtor will not, without the prior written consent of Secured Parties, alter or remove any identifying symbol or number upon any of the Collateral; (h) Secured Parties shall at all times have free access to and right of inspection of any Collateral and any papers, instruments and records pertaining thereto (and the right to make extracts from and to receive from Debtor originals or true copies of such records, papers and instruments upon request therefor) and Debtor hereby grants to Secured Parties a security interest in all such records, papers and instruments to secure the payment, performance and observance of the Obligations; (i) the Collateral is now and shall remain personal or intangible property, and Debtor will not permit any Collateral to become a fixture without prior written notice to and consent of Secured Parties and without first making all arrangements, and delivering, or causing to be delivered, to Secured Parties all instruments and documents, including, without limitation, waivers and subordination agreements by any landlords or mortgagees, requested by and satisfactory to Secured Parties to preserve and protect the primary security interest granted herein against all persons; (j) Debtor will, at its sole cost and expense, perform all acts and execute all documents requested by Secured Parties from time to time to evidence, perfect, maintain or enforce Secured Parties' first priority security interest granted herein or otherwise in furtherance of the provisions of this Security Agreement; (k) at any time and from time to time, Debtor shall, at its sole cost and expense, execute and deliver to Secured Parties such financing statements pursuant to the Uniform Commercial Code ("UCC"), applications for certificate of title and other papers, documents or instruments as may be requested by Secured Parties in connection with this Security Agreement, and to the extent permitted by applicable law, Debtor hereby authorizes Secured Parties to execute and file at any time and from time to time one or more financing statements or copies thereof or of this Security Agreement with respect to the Collateral signed only by Secured Parties, and Debtor agrees to pay any recording tax or similar tax arising in connection with the filing of any such financing statement and further agrees to pay any additional recording or similar tax which is incurred in connection therewith; (l) Debtor assumes all responsibility and liability arising from the Collateral; (m) in their discretion, Secured Parties may, at any time and from time to time, upon the occurrence and during the continuance of a Default (as hereinafter defined), demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable by Secured Parties with respect to, any Collateral, and/or extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Obligations and/or the Collateral, or any obligor, maker, endorser, acceptor, surety or guarantor of, or any Parties to, any of the Obligations or the Collateral, all without notice to or consent by Debtor and without otherwise discharging or affecting the Obligations, the Collateral or the first priority security interest granted herein; (n) in their discretion, Secured Parties may, at any time and from time to time, for the account of Debtor, pay any amount or do any act required of Debtor hereunder and which Debtor fails to do or pay, and any such payment shall be deemed an advance by Secured Parties to Debtor payable on demand together with interest at the highest rate then payable on any of the Obligations; (o) Debtor will promptly pay Secured Parties for any and all sums, costs, and expenses which Secured Parties may pay or incur pursuant to the provisions of this Security Agreement or in perfecting, defending, protecting or enforcing this Security Agreement or the first priority security interest granted herein or in enforcing payment of the Obligations or otherwise in connection with the provisions hereof, including but not limited to all search, filing and recording fees, taxes, fees and expenses for the service and filing of papers, premium on bonds and undertakings, fees of marshals, sheriffs, custodians, auctioneers, court costs, collection charges, travel expenses, and reasonable attorneys' fees, all of which together with interest at the highest rate then payable on any of the Obligations, shall be part of the Obligations and be payable on demand; (p) upon the occurrence and during the continuance of a Default, any proceeds of the Collateral received by Debtor shall not be commingled with other property of Debtor, but shall be segregated, held by Debtor in trust for Secured Parties, and immediately delivered to Secured Parties in the form received, duly endorsed in blank where appropriate to effectuate the provisions hereof, the same to be held by Secured Parties as additional Collateral hereunder or, at Secured Parties' option, to be applied to payment of the Obligations, whether or not due and in any order; (q) in their sole discretion, Secured Parties may, at any time and from time to time, assign, transfer or deliver to any transferee of any Obligations, any Collateral, whereupon Secured Parties shall be fully discharged from all responsibility and the transferee shall be vested with all powers and rights of Secured Parties hereunder with respect thereto, but Secured Parties shall retain all rights and powers with respect to any Collateral not assigned, transferred or delivered; and (r) upon request of Secured Parties, at any time and from time to time, Debtor shall, at its cost and expense, execute and deliver to Secured Parties reports as to the Collateral listing all items thereof, describing the condition of same and setting forth the value thereof (lower of cost or market) all in form and substance reasonably satisfactory to Secured Parties.

            4. The term Default as used in this Security Agreement shall mean any event of default, as such term is defined in the Notes.

            5. Upon the occurrence and during the continuance of any Default, Secured Parties may, without notice to (except as herein set forth) or demand upon Debtor, declare any Obligations immediately due and payable and Secured Parties shall have the following rights and remedies (to the extent permitted by applicable law) in addition to all rights and remedies of a Secured Parties under the UCC or of Secured Parties under the Obligations, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently:

            (a) Secured Parties may, at any time and from time to time, with or without judicial process or the aid and assistance of others, (i) enter upon any premises in which any Collateral may be located and, without resistance or interference by Debtor, take possession of the Collateral, (ii) dispose of any part or all of the Collateral on any such premises, (iii) require Debtor to assemble and make available to Secured Parties at the expense of Debtor any part or all of the Collateral at any place and time designated by Secured Parties which is reasonably convenient to both parties, (iv) remove any part or all of the Collateral from any such premises for the purpose of effecting sale or other disposition thereof (and if any of the Collateral consists of motor vehicles, Secured Parties may use Debtor's license plates), and (v) sell, resell, lease, assign and deliver, grant options for or otherwise dispose of any part or all of the Collateral in its then condition or following any commercially reasonable preparation or processing, at public or private sale or proceedings or otherwise, by one or more contracts, in one or more parcels, at the same or different times, with or without having the Collateral at the place of sale or other disposition, for cash and/or credit, and upon any terms, at such place(s) and time(s) and to such person(s) as Secured Parties deems best, all without demand, notice or advertisement whatsoever except that where an applicable statute requires reasonable notice of sale or other disposition Debtor hereby agrees that the sending of ten days' notice by overnight mail, postage prepaid, to any address of Debtor set forth in this Security Agreement shall be deemed reasonable notice thereof. If any Collateral is sold by Secured Parties upon credit or for future delivery, Secured Parties shall not be liable for the failure of the purchaser to pay for same and in such event Secured Parties may resell or otherwise dispose of such Collateral. Secured Parties may buy any part or all of the Collateral at any public sale and, if any part or all of the Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely distributed standard price quotations, Secured Parties may buy such Collateral at private sale and in each case may make payment therefor by any means, whether by credit against the Obligations or otherwise. Secured Parties may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling, leasing and the like, to reasonable attorneys' fees and all legal, travel and other expenses which may be incurred by Secured Parties in attempting to collect the Obligations, proceed against the Collateral or enforce this Security Agreement or in the prosecution or defense of any action or proceeding related to the Obligations, the Collateral or this Security Agreement; and then to the Obligations in such order and as to principal or interest as Secured Parties may desire; and Debtor shall remain liable and will pay Secured Parties on demand any deficiency remaining, together with interest thereon at the highest rate then payable on the Obligations and the balance of any expenses unpaid, with any surplus to be paid to Debtor, subject to any duty of Secured Parties imposed by law to the holder of any subordinate security interest in the Collateral known to Secured Parties.

            (b) Secured Parties may, at any time and from time to time, as appropriate, set off and apply to the payment of the Obligations, any Collateral in or coming into the possession of Secured Parties or their agents, without notice to Debtor and in such manner as Secured Parties may in their discretion determine.

            6. To the extent necessary to enforce their rights hereunder, and after the occurrence and during the continuance of a Default, Debtor and Secured Parties hereby designate and appoint [ ] ("Agent") as attorney-in-fact of Debtor, irrevocably and with power of substitution, with authority to: endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders, instruments or other evidences of Collateral that may come into Secured Parties' possession; sign the name of Debtor on any invoices, documents, assignments; execute proofs of claim and loss; execute endorsements, assignments or other instruments of conveyance or transfer; adjust and compromise any claims under insurance policies or otherwise; execute releases; and do all other acts and things necessary or advisable in the sole discretion of Secured Parties to carry out and enforce this Security Agreement or the Obligations. Neither Secured Parties nor any designee or agent thereof shall be liable for any acts of commission or omission done in good faith, for any error of judgment or for any mistake of fact or law. This power of attorney being coupled with an interest is irrevocable while any Obligations shall remain unpaid. A majority in interest of the Secured Parties may replace the Agent.

            7. With respect to the enforcement of Secured Parties' rights under this Security Agreement, Debtor hereby releases Secured Parties and Agent from any claims, causes of action and demands at any time arising out of or with respect to this Security Agreement, the Obligations, the Collateral and its use and/or any actions taken or omitted to be taken by Secured Parties or Agent in good faith with respect thereto, and Debtor hereby agrees to hold Secured Parties and Agent harmless from and with respect to any and all such claims, causes of action and demands.

            8. Secured Parties' prior recourse to any Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations nor shall any demand, suit or proceeding for payment or collection of the Obligations constitute a condition of any recourse by Secured Parties to the Collateral. Any suit or proceeding by Secured Parties to recover any of the Obligations shall not be deemed a waiver of, or bar against, subsequent proceedings by Secured Parties with respect to any other Obligations and/or with respect to the Collateral. No act, omission or delay by Secured Parties shall constitute a waiver of their rights and remedies hereunder or otherwise. No single or partial waiver by Secured Parties of any covenant, warranty, representation, Default or right or remedy which they may have shall operate as a waiver of any other covenant, warranty, representation, Default, right or remedy or of the same covenant, warranty, representation, Default, right or remedy on a future occasion. Debtor hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any Obligations or Collateral, and all other notices and demands whatsoever (except as expressly provided herein).

            9. Debtor hereby agrees to pay, on demand, all out-of-pocket expenses incurred by Secured Parties in connection with the enforcement of the Notes, this Security Agreement, and the Obligations and in connection with any amendment, including, without limitation, the fees and disbursements of counsel to Secured Parties.

            10. In the event of any litigation with respect to any matter connected with this Security Agreement, the Obligations, the Collateral or the Notes, Debtor hereby waives the right to a trial by jury and all rights of setoff. Debtor hereby waives personal service of any process in connection with any such action or proceeding and agrees that the service thereof may be made by certified or registered mail directed to Debtor at any address of Debtor set forth in this Security Agreement. Debtor so served shall appear or answer to such process within thirty days after the mailing thereof. Should Debtor so served fail to appear or answer within said thirty-day period, Debtor shall be deemed in default and judgment may be entered by Secured Parties against Debtor for the amount or such other relief as may be demanded in any process so served. In the alternative, Secured Parties may in their discretion effect service upon Debtor in any other form or manner permitted by law.

            11. Debtor shall deliver to Secured Parties on the date of execution of this Security Agreement duly executed UCC-1 financing statements with respect to the Collateral. Upon the payment in full or conversion of the Notes and satisfaction of all Obligations in accordance with the Notes, the security interest granted hereby in the Collateral shall terminate and all rights to the Collateral under this Agreement shall revert to Debtor. Upon any such termination, the Secured Parties shall execute and deliver UCC -3 financing statement releases or other documents of release reasonably requested by Debtor.

            12. Secured Parties may assign their rights and obligation hereunder to any Affiliate of Secured Parties provided that such Affiliate assumes all of the liabilities or obligations of Secured Parties hereunder. For purposes of this section, "Affiliate" of any person means any other person or entity which, directly or indirectly, controls or is controlled by that person, or is under common control with that person or entity. "Control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting securities, by contract or otherwise.

            13. All terms herein shall have the meanings as defined in the UCC, unless the context otherwise requires. No provision hereof shall be modified, altered, waived, released, terminated or limited except by a written instrument expressly referring to this Security Agreement and to such provision, and executed by the Parties to be charged. The execution and delivery of this Security Agreement has been authorized by the Board of Directors of Debtor and by any necessary vote or consent of stockholders of Debtor. This Security Agreement and all Obligations shall be binding upon the successors and assigns of Debtor and shall, together with the rights and remedies of Secured Parties hereunder, inure to the benefit of Secured Parties, their executors, administrators, successors, endorsees and assigns. This Security Agreement and the Obligations shall be governed in all respects by the laws of the State of Illinois applicable to contracts executed and to be performed in such state. If any term of this Security Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby. Secured Parties is authorized to annex hereto any schedules referred to herein. Debtor acknowledges receipt of a copy of this Security Agreement.

            14. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally, by overnight mail or mailed by certified mail, return receipt requested, to the parties (and shall also be transmitted by facsimile to the persons receiving copies thereof) at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

If to Debtor:                            Molecular Diagnostics, Inc.
                                         414 North Orleans Street, Suite 510
                                         Chicago, IL 60610
                                         Attn: Mr. Peter Gombrich

                  With a copy to:        Sichenzia Ross Friedman Ference LLP
                                         1065 Avenue of the Americas
                                         New York, New York 10018
                                         Attn: Gregory Sichenzia, Esq.

                  If to Secured Parties:
                                         ---------------------
                                         ---------------------
                                         ---------------------

                  With a copy to:
                                         ---------------------
                                         ---------------------
                                         ---------------------

            IN WITNESS WHEREOF, the undersigned has executed or caused this security agreement to be executed in the State of New York on the date first above set forth.

                                   MOLECULAR DIAGNOSTICS, INC.


                                   By___________________________
                                       Peter Gombrich, Chief Executive Officer

                                   SCHEDULE A



The property covered by this Security Agreement consists of covers all of Debtor's right, title and interest in, to and under the following properties, assets and rights of the Debtor, in each case whether now or hereafter existing or arising or in which Debtor now has or hereafter owns, acquires or develops an interest and wherever located (collectively, the "Collateral"):

            (i) all patents and patent applications, domestic or foreign, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses, all rights to sue for past, present or future infringement thereof, all rights arising therefrom and pertaining thereto and all reissues, divisions, continuations, renewals, extensions and continuations in-part thereof;

            (ii) all general intangibles and all intangible intellectual or other similar property of Debtor of any kind or nature, associated with or arising out of any of the aforementioned properties and assets and not otherwise described above;

            (iii) all  personal  and  fixture  property of every kind and nature including without limitation all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts, chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, and all general intangibles (including all payment intangibles); and

            (iv)  all  proceeds  of any  and  all of  the  foregoing  Collateral
(including license royalties, rights to payment, accounts and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to the foregoing Collateral).

                                   Schedule B


Name of Investor           Address of Investor       Amount of Promissory Notes

                                   Schedule C
                                      Liens

o Debtor is delinquent in filing certain Federal and State Income Tax returns for 2002 and 2001. Debtor is also delinquent in paying a portion of Federal and State employee and employer payroll taxes for 2003, 2002 and 2001. Debtor owed $736,000 and $678,000 as of September 30, 2003 and December 31, 2002, respectively, in past-due payroll taxes, including $241,000 and $250,000 respectively in assessed and estimated statutory penalties and interest. The Internal Revenue Service has filed a lien against Debtor's assets to secure the unpaid payroll taxes. Debtor is currently in the process of communicating through counsel with the Internal Revenue Service to resolve this matter. The amount is included in accrued payroll costs in the accompanying balance sheet. Debtor is also delinquent in paying various state franchise taxes.

o On April 2, 2003, Debtor issued a $1,000,000 Convertible Promissory Note to an affiliate, Suzanne M. Gombrich, the wife of Peter Gombrich, Debtor's Chairman and CEO, in exchange for cash. The note bears interest at the rate of 12% per annum and is convertible into the common stock of MDI at a conversion price of $0.10 per share. Debtor also granted the holder a first priority security interest in all of Debtor's assets.

o Beginning in October 2002, Debtor began an issue of up to $4,000,000 in series Bridge II Convertible Promissory Notes to accredited investors. The notes bear interest at 12 % per annum payable at maturity date in kind in the form of shares of common stock and were due July 31, 2003. The notes are convertible at any time into the common stock of Debtor. Debtor granted a junior security position in all of the Debtor's assets to the holders of the Bridge II convertible promissory notes. The Bridge II notes automatically convert into shares of Common Stock (subject to adjustments for stock splits, etc.) upon a "Qualified Financing Transaction," which means a transaction in which the Company closes a new debt or equity financing prior to the maturity date that results in net proceeds to the Company of at least four million dollars ($4,000,000). Through September 30, 2003, Debtor issued $1,858,200 in principal amount of Bridge II convertible promissory notes in exchange for cash. Between October 1, 2003 and November 10, 2003, MDI issued an additional $122,000 in principal amount of Bridge II convertible promissory notes in exchange for cash. In September 2003 an amendment to the Bridge II Convertible Promissory Notes was sent to holders requesting an extension of the notes to July 31, 2004. As additional consideration for the extension, holders were offered an increase in the interest rate from 12% to 15%. In addition, an amendment to the indenture offered an increase in the warrant coverage ratio from 25% to 33%.




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